Exhibit 99.1

News
November 15, 2010

Caterpillar contact: Jim Dugan Corporate Public Affairs 309-494-4100 dugan_jim@cat.com
Caterpillar contact: Europe
Eric Amstutz
Office: +41 22 849 4466
Mobile: +41 78 833 44 66
amstutz_eric_m@cat.com
Bucyrus contact:
Shelley M. Hickman
Director Global Communications
414-768-4599
shickman@bucyrus.com
FOR IMMEDIATE RELEASE
Caterpillar to Acquire Bucyrus Creating Mining Equipment Company
With Unmatched Product Range, Unrivaled Customer Support; Highly
Complementary Combination Expected to Drive Strong Synergies
          PEORIA, Ill. and SOUTH MILWAUKEE, Wis. — Caterpillar Inc. (NYSE: CAT) and Bucyrus International, Inc. (Nasdaq: BUCY) announced today they have entered into an agreement under which Caterpillar will acquire Bucyrus International in a transaction valued at approximately $8.6 billion (including net debt). The acquisition is based on Caterpillar’s key strategic imperative to expand its leadership in the mining equipment industry, and positions Caterpillar to capitalize on the robust long-term outlook for commodities driven by the trend of rapid growth in emerging markets which are improving infrastructure, rapidly developing urban areas and industrializing their economies.

          Under the terms of the transaction, which has been approved by the boards of directors of both companies, Bucyrus shareholders will receive $92 per share, $7.6 billion in aggregate consisting of all cash. The transaction represents an implied premium of 32 percent to Bucyrus’ share price as of November 12, 2010. Caterpillar will fund the acquisition through a combination of cash from the balance sheet, debt and up to $2 billion in equity. The transaction is expected to close in mid-2011. Caterpillar intends to locate its mining business headquarters in South Milwaukee, Wisconsin, where Bucyrus headquarters is currently located and maintain the Bucyrus brand for the principal Bucyrus legacy products.
          “For several years, mining customers have been asking us to expand our range of products and services to better serve their increasingly complex requirements,” said Caterpillar Chairman and CEO Doug Oberhelman. “This announcement says to those customers, we heard you loud and clear. It is a strong statement about our belief in the bright future of the mining industry. Our strategy calls for disciplined investment in attractive industries that value our product and service delivery model,” Oberhelman said. “Our performance through the global economic turmoil of 2008-2009 allowed us to emerge with a strong balance sheet and the ability to make strategic investments in companies like Bucyrus. This, and other recent acquisitions, will position Caterpillar for industry leadership and will be positive for our stockholders, customers and employees.”
          Tim Sullivan, Bucyrus President and CEO, said, “This is an outstanding and financially compelling transaction for our shareholders. More fundamentally, it is a testament to the tremendous value our talented team of employees has created over the past several years and to the strength of our brand in the global mining machinery marketplace. I am confident that we have found an excellent partner in Caterpillar. Caterpillar is a first-rate global company and it shares our commitment to providing innovative products and exceptional service to customers, creating a collaborative and safe work environment for employees and minimizing the impact on the environment. We are very pleased that Caterpillar has committed to locate its mining business headquarters in Milwaukee and we are confident that the combined global platform will be extremely well positioned to capitalize on the substantial growth opportunities in this market in the years ahead.”

          The closing of the transaction is subject to regulatory approvals, customary closing conditions and approval by Bucyrus stockholders. At that time, Caterpillar Group President Steve Wunning will have executive office accountability for Bucyrus, along with his current responsibilities for the company’s mining business.
          “Even today at mine sites around the world, our customers are using Bucyrus shovels to load Caterpillar mining trucks,” Wunning said. “This combination, as well as the significant expansion in products and facility capacity already announced, gives us the opportunity to expand the range of surface and underground mining products and solutions offered to customers by Caterpillar and its dealer network.”
          A driving motivation for the transaction is Caterpillar’s estimate of more than $400 million in annual synergies beginning in 2015 derived from the combined financial strength and complementary product offerings of the combined mining equipment businesses.
          Synergies driven by the acquisition include:
•	Market leading sales and support capabilities of Caterpillar dealers and a broad, one-stop shop for global mining customers

•	Caterpillar Remanufacturing products and services for Bucyrus equipment

•	Caterpillar engines and components to enhance performance and lower owning and operating costs for Bucyrus equipment

•	Additional scale and cost efficiencies in areas such as purchasing and engineering

•	Deployment of manufacturing best practices through the Caterpillar Production System
          Advisors:
          J.P. Morgan Securities LLC served as exclusive financial advisor for Caterpillar and has provided committed financing for the transaction. Mayer Brown LLP, Sidley Austin LLP and Howrey LLP served as legal advisors for Caterpillar.
          Deutsche Bank Securities Inc. and UBS Investment Bank served as financial advisors for Bucyrus. Sullivan & Cromwell LLP and Arnold & Porter LLP served as legal advisors for Bucyrus.

          Teleconference and webcast access:
          Caterpillar and Bucyrus will conduct a real-time teleconference to discuss this acquisition. The call will begin at 11 a.m. Central Standard Time on Monday, November 15, 2010. The one-hour conference call can be accessed by telephone from both domestic and international locations, with a listen-only entry code provided below:

Conference Call Number:	877-216-8554 (domestic)
973-528-0009 (international)
Listen Only Entry Code:	5621
          To access a telephone replay of this call, please dial 800-332-6854 (for domestic callers) and 973-528-0005 (for international callers) and enter 56211 as the conference ID. The call can also be accessed in real-time through http://www.CAT.com/IRwebcast.
          Listeners should go to the website at least 15 minutes before the live event to download and install any necessary audio software. The transcript from the conference call and slides used in the call will be made available on http://www.CAT.com/IRwebcast.
About Caterpillar:
For more than 85 years, Caterpillar Inc. has been making progress possible and driving positive and sustainable change on every continent. With 2009 sales and revenues of $32.396 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services. More information is available at: http://www.cat.com.
About Bucyrus International, Inc.
Bucyrus is a world leader in the design and manufacture of high productivity mining equipment for the surface and underground mining industries. Bucyrus’ surface mining equipment is used for mining coal, copper, iron ore, oil sands and other minerals. Bucyrus’ underground mining equipment is used primarily for mining coal and also used in mining minerals such as potash and trona. In addition to machine manufacturing, Bucyrus manufactures high quality OE parts and provides world-class support services for their machines. Bucyrus’ corporate headquarters is located in South Milwaukee, Wisconsin, USA.
Caterpillar Forward-Looking Statements
Certain statements in this presentation relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.
It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) the possibility that the proposed transaction with Bucyrus does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals, (ii) inability to successfully integrate or achieve expected benefits, including synergies of the Bucyrus transaction (iii) economic volatility in the global economy generally and in capital and credit markets; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (v) adverse changes in the economic conditions of the industries or markets Caterpillar serves; (vi) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (vii) commodity price increases and/or limited availability of raw materials and component products, including steel; (viii) compliance costs associated with environmental laws and regulations; (ix) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (x) financial condition and credit worthiness of Cat Financial’s customers; (xi) material adverse changes in our customers’ access to liquidity and capital; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) Caterpillar’s ability to successfully implement Caterpillar Production System or other productivity initiatives; (xv) international trade and investment policies, such as import quotas, capital controls or tariffs; (xvi) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xvii) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xviii) additional tax expense or exposure; (xix) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) increased payment obligations under our pension plans; (xxii) inability to successfully integrate and realize expected benefits from acquisitions; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and financial regulation legislation; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010. These filings are available on our website at www.cat.com/sec_filings.
Additional Information Relating to Bucyrus and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.
Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.
Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.
Caution Concerning Forward-Looking Statements Relating to Bucyrus
Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.